UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):August 22, 2006

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

1511 West 40th Avenue, Vancouver, British Columbia, Canada V6M 1V7
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

On August 19, 2006, Sound Revolution Inc. ("Sound Revolution") entered into an agreement with Gravit-e Technologies Inc. whereby Sound Revolution agreed to pay development costs of approximately $6,000 -$9,000 to set up and develop functionality for Windows Media Digital Rights Management technology on

Sound Revolution's charitytunes.com website. The agreement estimates the total development period will take 6 – 8 weeks. Once the Digital Rights Management technology is configured installed in the data centre, Gravit-e will charge Sound Revolution monthly maintenance fees of approximately $220.

On July 28, 2006, Sound Revolution entered into an agreement with Undiscovered Equities Inc. for the provision of consulting services relating to management, corporate organization and communications, marketing, and introduction to broker-dealers and others for the purposes of assisting Sound Revolution in obtaining investment. The agreement terminates on December 31, 2006 unless terminated earlier in writing by either party at any time. As compensation for consulting services, Sound Revolution agreed to pay Undiscovered Equities $10,000 on signing the agreement and $10,000 after 30 days, and an additional $1,000 per month beginning September 1, 2006. As further compensation, Sound Revolution granted Undiscovered Equities options to purchase 200,000 shares of Sound Revolution's common stock at a price of $1.00 share, exercisable until December 31, 2006. On exercise of the options, Undiscovered Equities will be issued unregistered shares with piggy back registration rights. The issuance of the options was exempt from registration pursuant to Section 4(2) of the Securities Act 0f 1933, as amended.

Item 7.01 Regulation FD Disclosure

On August 7, 2006, the Company issued a press release entitled “Sound Revolution Inc. makes Digital Content Distribution Technology available for Licensing.” The press release is attached as Exhibit 99.1 hereto.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01

As of August 21, 2006, Sound Revolution has changed its principal executive offices to 1511 West 40th Avenue, Vancouver, British Columbia, Canada.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1 Press Release dated August 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2006	SOUND REVOLUTION INC.
(Registrant)

By: /s/ Penny Green
Penny Green, Director, Chair of the Board,
President, Chief Executive Officer,
Chief Financial Officer, Principal Accounting
Officer